UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2020

THE ONE GROUP HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37379	14-1961545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1624 Market Street Suite 311

Denver, Colorado 80202

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (646) 624-2400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	STKS	Nasdaq

Item 5.07	Submission of Matters to a Vote of Security Holders

The results of the votes on the three matters considered at the Annual Meeting of Stockholders held on May 27, 2020, are as follows. Each of the proposals received the requisite vote for approval.

1.	To elect the following Class I directors to serve a three-year term expiring in 2023:

Dimitrios Angelis

For	Withhold	Broker Non-Votes
17,400,327	62,391	5,249,567

Michael Serruya

For	Withhold	Broker Non-Votes
17,332,645	130,073	5,249,567

2.	To ratify the appointment of Plante Moran, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

For	Against	Abstain
22,618,595	74,756	18,934

3.	To approve the compensation of the Company’s named executive officers, as disclosed in the proxy statement.

For	Against	Abstain	Broker Non-Votes
16,407,083	1,029,393	26,242	5,249,567

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ONE GROUP HOSPITALITY, INC.

Dated: May 27, 2020

	By:	/s/ Linda Siluk
Linda Siluk
Chief Administrative Officer